Exhibit 99.1

Jan. 30, 2025

EnLink Unitholders Approve ONEOK Acquisition of

Remaining Public Units

Transaction Expected to Close on Jan. 31, 2025

TULSA, Okla. – Jan. 30, 2025 – ONEOK, Inc. (NYSE: OKE) (“ONEOK”) and EnLink Midstream, LLC (NYSE: ENLC) (“EnLink”) today announced that EnLink unitholders approved ONEOK’s previously announced acquisition of the remaining publicly held common units of EnLink.

According to preliminary results of the EnLink Special Meeting of Unitholders, approximately 99.8% of the common units voted, or 379.1 million units, were cast in favor of the transaction, resulting in 82.9% of outstanding units voting in favor. EnLink will disclose the final vote results of its Special Meeting on a Form 8-K filed with the U.S. Securities and Exchange Commission.

The acquisition is expected to close tomorrow, Jan. 31, 2025. EnLink common units are expected to cease trading on the New York Stock Exchange prior to market open on Jan. 31. As previously announced, upon completion of the acquisition, each outstanding common unit of EnLink not owned by ONEOK will be converted into 0.1412 shares of ONEOK common stock.

FORWARD-LOOKING STATEMENTS:

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that ONEOK or EnLink expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “opportunity,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “target,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, the expected closing of the proposed transaction and the timing thereof, and descriptions of ONEOK, EnLink and their combined operations after giving effect to the proposed transaction. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that ONEOK will not be able to successfully integrate EnLink’s business; the risk that cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that the credit ratings following the proposed transaction may be different from what ONEOK expects; the risk that a condition to closing of the proposed transaction may not be satisfied, that a party may terminate the merger agreement relating to the proposed transaction or that the closing of the proposed transaction might be delayed or not occur at all; the risk of potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; risks related to the occurrence of any other event, change or circumstance that could give rise to the termination of the merger agreement related to the proposed transaction; the risk that changes in ONEOK’s capital structure could have adverse effects on the market value of its securities; risks related to the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on each of the companies’ operating results and business generally; the risk that the proposed transaction could distract ONEOK’s and EnLink’s respective management teams from ongoing business operations or cause either of the companies to incur substantial costs; risks related to the impact of any economic downturn and any substantial decline in commodity prices; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond ONEOK’s or EnLink’s control, including those detailed in ONEOK’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on ONEOK’s website at www.oneok.com and on the website of the SEC at www.sec.gov, and those detailed in EnLink’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on EnLink’s website at www.enlink.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that ONEOK and EnLink believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, neither ONEOK nor EnLink undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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EnLink Unitholders Approve ONEOK Acquisition of Remaining Public Units

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NO OFFER OR SOLICITATION:

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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EnLink Unitholders Approve ONEOK Acquisition of Remaining Public Units

Jan. 30, 2025

Additional Information And Where To Find It:

In connection with the proposed transaction, ONEOK filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) to register the shares of ONEOK’s common stock to be issued pursuant to the proposed transaction, which includes a prospectus of ONEOK and a proxy statement of EnLink (the “proxy statement/prospectus”). Each of ONEOK and EnLink may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Registration Statement, proxy statement/prospectus or any other document which ONEOK or EnLink has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS. The Registration Statement was declared effective by the SEC on December 30, 2024, and EnLink mailed the definitive proxy statement/prospectus to its unitholders on or about December 31, 2024. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by ONEOK and EnLink with the SEC (when available) through the website maintained by the SEC at www.sec.gov.  Copies of documents filed with the SEC by ONEOK, including the definitive proxy statement/prospectus, are available free of charge from ONEOK’s website at www.oneok.com under the “Investors” tab. Copies of documents filed with the SEC by EnLink, including the definitive proxy statement/prospectus, are available free of charge from EnLink’s website at www.enlink.com under the “Investors” tab.

ABOUT ONEOK:

At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation and storage services. Through our more than 50,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest diversified energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world.

ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma.

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EnLink Unitholders Approve ONEOK Acquisition of Remaining Public Units

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For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook, X and Instagram.

ABOUT ENLINK MIDSTREAM:

Headquartered in Dallas, EnLink Midstream (NYSE: ENLC) provides integrated midstream infrastructure services for natural gas, crude oil, and NGLs, as well as CO2 transportation for carbon capture and sequestration (CCS). Our large-scale, cash-flow-generating asset platforms are in premier production basins and core demand centers, including the Permian Basin, Louisiana, Oklahoma, and North Texas. EnLink is focused on maintaining the financial flexibility and operational excellence that enables us to strategically grow and create sustainable value. Visit http://www.EnLink.com to learn how EnLink connects energy to life.

CONTACTS:

ONEOK, Inc.

Investor Relations:

Megan Patterson

918-561-5325

ONEOKInvestorRelations@oneok.com

Media Relations:

Alicia Buffer

918-861-3749

alicia.buffer@oneok.com

EnLink Midstream, LLC

Investor Relations:

Brian Brungardt

214-721-9353

brian.brungardt@enlink.com

Media Relations:

Megan Wright

214-721-9694

megan.wright@enlink.com

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